Short-Term Debt	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Short-term Debt
Short-Term Debt
In November 2018, Teekay Tankers Chartering Pte. Ltd. (or TTCL) a wholly-owned subsidiary of the Company, entered into a working capital revolving loan facility (or the Working Capital Loan), which initially provided available aggregate borrowings of up to $40.0 million for TTCL, and had an initial maturity date in May 2019, subject to extension as described below. The aggregate borrowings were subsequently increased to $80.0 million, effective December 2019. The next maturity date of the Working Capital Loan is in November 2020. The Working Capital Loan maturity date is continually extended for further periods of six months thereafter unless and until the lender gives notice in writing that no further extensions shall occur. Proceeds of the Working Capital Loan are used to provide working capital in relation to certain vessels subject to the revenue sharing agreements (or RSAs). Interest payments are based on LIBOR plus a margin of 3.5%. The Working Capital Loan is collateralized by the assets of TTCL. The Working Capital Loan requires the Company to maintain its paid-in capital contribution under the RSAs and the retained distributions of the RSA counterparties in an amount equal to the greater of (a) an amount equal to the minimum average capital contributed by the RSA counterparties per vessel in respect of the RSA (including cash, bunkers or other working capital contributions and amounts accrued to the RSA counterparties but unpaid) and (b) a minimum capital contribution ranging from $20.0 million to $30.0 million based on the amount borrowed. As at June 30, 2020, $10.0 million (December 31, 2019 - $50.0 million) was owing under this facility, and the average interest rate on the facility was 3.7% (December 31, 2019 - 5.0%). As of the date these unaudited consolidated financial statements were issued, the Company was in compliance with all covenants in respect of this facility.